UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Rapport Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42121	88-0724208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street Suite 2100
Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 321-8020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RAPP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2025, Rapport Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 21, 2025, the record date for the Annual Meeting, there were 36,497,555 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 24, 2025: (i) to elect Reid Huber, Ph.D., John Maraganore, Ph.D., and Wendy B. Young, Ph.D. as Class I directors of the Company, each to serve until the Company’s 2028 annual meeting of stockholders, and until his or her respective successor has been duly elected and qualified, or until his or her earlier death, resignation or removal (“Proposal 1”), and (ii) to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”).

Proposal 1 - Election of Class I Director Nominees

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The results of Proposal 1 were as follows:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Reid Huber, Ph.D.	31,146,580	776,312	1,016,695
John Maraganore, Ph.D.	31,222,571	700,321	1,016,695
Wendy B. Young, Ph.D.	31,783,990	138,902	1,016,695

Proposal 2 - Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of Proposal 2 were as follows:

For	Against	Abstain
32,804,657	112,489	22,441

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapport Therapeutics, Inc.

Date:	June 18, 2025	By:	/s/ Troy Ignelzi
Troy Ignelzi Chief Financial Officer